ACR INTERNALIZATION AND ACQUISITION OF ACRES CAPITAL CORP. April 30, 2026 Exhibit 99.2

DISCLAIMER Forward-Looking Statements This presentation relates to a proposed acquisition by ACRES Commercial Realty Corp. (“ACR” or the “Company”) of its external manager, pursuant to the acquisition of ACRES Capital Corp., a parent of the external manager (the “Transaction”). The information set forth herein does not purport to be complete or to contain all of the information you may desire. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of the Company’s strategies, financing plans, growth opportunities, market growth, and plans for capital deployment, plus the benefits of the Transaction, including cash savings, enhanced alignment with shareholders, increased investment returns, expectations regarding management continuity, transparency and governance, and the benefits of simplification to its structure. In some cases, you can identify such forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the Company. However, these forward-looking statements are not a guarantee the Company’s performance, and you should not place undue reliance on such statements, including because the issuance of Company common stock pursuant to the transaction is subject to shareholder approval. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside the Company's control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. The Company does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. For further information, please reference the Company’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.   Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Please refer to page 7 for a discussion of illustrative Earnings Available for Distribution (“EAD”), a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended December 31, 2025. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Participants in the Proxy Solicitation This presentation relates to the proposed Internalization. In connection with the proposed internalization transaction, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed Internalization. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.acresreit.com, or by contacting the Company’s investor relations at IR@acresreit.com. The Company and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025 and other filings filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

BENEFITS OF THE PROPOSED COMBINATION Read important disclaimers on page 2. An internally-managed REIT with significant insider ownership that’s positioned to deliver returns from both dividend yield and capital appreciation An internally-managed REIT with significant insider ownership that’s positioned to deliver returns from both dividend yield and capital appreciation An internally-managed REIT with significant insider ownership that’s positioned to deliver returns from both dividend yield and capital appreciation Accelerated AUM growth through multiple distribution channels reduces reliance on capital markets and provides enhanced returns from fee income An internally-managed REIT with significant insider ownership that’s positioned to deliver returns from both dividend yield and capital appreciation Established commercial real estate credit platform with a national footprint and over $4.7B of total assets A Unique Real Estate Investment and Investment Management Platform Differentiated in the Public Markets

INTERNALIZATION AND ACQUISITION OF ACRES CAPITAL CORP. The closing of the Transaction will be subject to shareholder approval of the issuance of the ACR Shares as merger consideration and other customary closing conditions, including NYSE approval of the listing of the ACR Shares. The Transaction is expected to close during the third quarter of 2026, however, there can be no assurances that the Transaction will close on that timeline, or at all See slide 8 for more information regarding ACR projections Book Value fully diluted as of December 31, 2025 On April 29, 2026, ACRES Commercial Realty Corp. (“ACR” or the “Company”) executed a definitive agreement to acquire its external manager, ACRES Capital Corp. (“ACC”) and internalize its management (the “Transaction”) Transaction Overview(1) Enhanced Earnings Profile Continuity of Management Team Alignment of Interest In connection with the Transaction, ACR will: Issue shares of ACR common stock (“ACR Shares”) as merger consideration Terminate the existing Management Agreement Transaction to provide ACR shareholders with third-party fee income earned from an evergreen fund vehicle, separately managed accounts (“SMAs”) and a growing insurance platform that will enhance ACR’s financial profile Targeted post-Transaction EAD yields of 8% - 15%(2) Management will receive 100% of transaction consideration in the form of ACR Shares priced at ACR Book Value per Share(3) Alignment of management interests through significant ownership of ACR. Management and employees to own greater than 45% of ACR shares upon closing Company to internalize management, further aligning the interests of the seasoned management team and ACR shareholders Anticipated reduced leverage with increased equity base A Special Independent Committee of the ACR Board of Directors has unanimously approved the Transaction The current ACRES management team, which has managed ACR since July 2020, and delivered a 65.8% increase in book value, will become employed by ACR and continue to actively manage ACR pursuant to long term employment agreements ACR intends to retain all employees of the Manager who currently serve in key roles at the Company, including, but not limited to, those who support ACR’s asset management, legal, accounting, tax and treasury operations Subject to the satisfaction of closing conditions, the Transaction is expected to close in Q3 2026 The Special Committee has received a Fairness Opinion from BTIG, LLC Read important disclaimers on page 2. Transaction expected to be immediately accretive to EAD Improved operating leverage from internalized management structure The completion of the Transaction will eliminate all management fees, incentive fees and reimbursable expenses charged to ACR shareholders pursuant to the existing Management Agreement

TRANSACTION RATIONALE Diversified Income Stream REIT = Sustainable Dividend ACR’s existing CRE loan portfolio with opportunity for growth Management & servicing fee streams Origination, application fees, insurance revenues and other fee-related income streams GP investment income stream Enhanced Assets Under Management(1) Total Expected Assets Under Management of $4.7B, pro forma ACR’s existing AUM of $2.2B Acquisition of managed assets AUM of $2.5B with significant upside potential Growth Potential Economies of scale lead to more efficient cost of capital Greater access to capital markets to grow the equity base over time Operating leverage from internalized management structure Expected Immediate Accretion to EAD and Reduced Leverage Increased fee-related revenues are anticipated to drive accretive and growing EAD Increased equity base at closing Book Value Focus Management has increased ACR book value 65.8% since July 2020 The ability to utilize tax assets, subject to applicable tax limits(1), provides a pathway to further book value growth Internalization of Management to Align Interests Eliminates all management and incentive fees charged to ACR shareholders Management is targeting the lowest cost structure in its peer group Ability to scale the Company without significantly increasing the cost profile The ACRES management team, which has managed ACR since July 2020, will be receiving ACR Shares at fully diluted book value leading to over 45% ownership in ACR, and will continue to actively manage ACR long-term Management focused on book value appreciation and dividend growth Read important disclaimers on page 2. As of December 31, 2025

BENEFITS OF TRANSACTION Read important disclaimers on page 2. Larger asset base allows greater balance sheet flexibility and ability to grow and optimize portfolio $4.7 Billion $2.2 Billion ACR becomes a larger REIT with a nationwide presence As of December 31, 2025 AMF or ACRES Mortgage Fund, Ltd. or the consolidated fund

KEY EXPECTED POST-TRANSACTION METRICS(1) Read important disclaimers on page 2. 16% 15% 10% 9% 8% 3% 5% 5% 4% 3% 2% 2% 2% 2% 1% 1%< 1% 2% 2% 2% 1% 1% 1% 1% 1% 1% 1%< 1% Geography Asset Type Portfolio diversified by region and asset type post-internalization $4.7B Total Assets S + 3.7% Weighted Average Spread 73% Weighted Average LTV 134 Loan and Real Estate Count 22 Months Weighted Average Life 2.4% Weighted Average SOFR Floor Combined Portfolio Metrics As of December 31, 2025

HYPOTHETICAL ESTIMATED EAD PROFILE POST-TRANSACTION

The chart below is meant to display the illustrative earnings potential of the Company post-Transaction. It is not meant to represent performance guidance for any period.(1)

	ACR Externally Managed	Internal Case 1	Internal Case 2	Internal Case 3
Projected CRE loan portfolio size (excl. consolidated Fund)	$2,250.0	$2,700.0	$2,700.0	$2,700.0
Target range of GAAP leverage	3.5x	3.5x	3.5x	3.5x
Illustrative return on net deployable capital	*12.5%*	*13.5%*	*13.5%*	*13.5%*
CRE net interest income	$71.7	$83.8	$83.8	$83.8
AUM fee stream	N/A	48.3	60.0	73.2
Less: general & administrative	(11.5)	(35.5)	(35.5)	(35.5)
Less: base and incentive management fees	(6.3)	N/A	N/A	N/A
Less: corporate interest expense	(13.2)	(32.0)	(32.0)	(32.0)
Less: other EAD adjustments	(11.6)	(13.9)	(13.9)	(13.9)
Less: preferred dividends	(20.6)	(20.6)	(20.6)	(20.6)
Illustrative EAD	$8.5	$30.1	$41.8	$55.0
EAD Earnings Per Share	**$1.20**	**$2.24**	**$3.11**	**$4.09**
EAD Yield to Common Shareholders	**4.3%**	**8.1%**	**11.3%**	**14.9%**

(1) ACR has presented this slide for illustrative purposes only. The illustrative earnings potential is based on current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR's control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. EAD is a non-GAAP financial measure. A quantitative reconciliation to the most directly comparable GAAP measure has not been provided because the hypothetical nature of the presentation makes a meaningful reconciliation impracticable and would otherwise not be useful to investors.

Read important disclaimers on page 2.

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BENEFITS OF SCALE Average common stock share price divided by common stock book value at the end of each quarter for the years 2023 to 2025 See slide 8 for more information regarding ACR projections. Average EAD divided by common stock book value at the end of each quarter for the years 2023 to 2025 Larger REITs typically trade at higher multiples Typically, REITs with scale trade at higher multiples, have more research analyst coverage, greater trading liquidity and institutional ownership Larger asset base allows greater balance sheet flexibility and ability to grow and optimize portfolio Multiple managed investment vehicles establish diversified revenue sources with potential for significant growth Capital structure post closing enables greater access to capital and liquidity Reduced risk through greater diversification by geography, asset type, and sponsor Improved operating efficiency as fixed operating expenses are spread over a larger asset base Benefits of Scale 3-Year Trailing Average Price to Book Value(1) 3-Year Trailing Average EAD to Book Value Yield(2) 11.3% 14.9% Read important disclaimers on page 2.

LEADERSHIP OVERVIEW Read important disclaimers on page 2. Highly experienced leadership team with significant ownership in ACR ACR Management Team Andrew Fentress Chairman, ACR ACR Board Chairman Member of Investment Committee Member of Management Committee Board member for AMF 30 years of experience Mark Fogel President, ACR ACR Board member Member of Investment Committee Member of Management Committee Board member for AMF 30 years of experience Marty Reasoner Managing Director of Origination, ACR Member of Investment Committee Member of Management Committee Head of Originations 15 years of experience Kyle Brengel Chief Operating Officer, ACR Member of Management Committee Previously worked at Napier Park Global Capital and Ares Management 13 years of experience Jaclyn Jesberger Chief Legal officer, Chief Compliance Officer, ACR Member of Investment Committee Member of Management Committee Previous experience at Arbor Realty Trust, Credit Suisse and Cadwalader 24 years of experience Richard Persaud Managing Director of Finance & Accounting, ACR Chief Financial Officer, ACRES Mortgage Fund Member of Management Committee Previously served as a senior manager at Ernst & Young 18 years of experience Eldron Blackwell Chief Financial Officer, ACR Previously served as Vice President and Chief Accounting Officer of ACR Previously served as a senior manager at Grant Thorton 25 years of experience

KEY TAKEAWAYS Read important disclaimers on page 2. Addition of expected recurring revenue streams should drive a growing, sustainable dividend Increase in fee paying AUM expected to diversify and expand ACR’s investment portfolio and reduce sole reliance on levered returns Management team and employees will remain in place and own over 45% of ACR shares Enhanced transparency and corporate governance Management team receiving 100% of transaction consideration in ACR common stock at fully diluted Book Value Tax Assets may provide further Book Value growth Direct alignment of management, diversified revenue streams and modest leverage drive increasing EAD for Shareholders